FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is dated August 10, 2005, and entered into by and among MMI PRODUCTS, INC., a Delaware corporation ("MMI"), MMI MANAGEMENT SERVICES LP, a Delaware limited partnership ("Partnership"), MMI MANAGEMENT INC., a Delaware corporation ("Management") (MMI, Partnership and Management being hereinafter individually and collectively referred to as "Existing Borrower"), IVY STEEL & WIRE, INC., a Delaware corporation f/k/a Structural Reinforcement Products, Inc. ("SRP") (Existing Borrower and SRP being hereinafter individually and collectively, unless the context otherwise requires, referred to as "Restated Borrower"), MMI STRANDCO, LP, a Delaware limited partnership ("StrandCo") (Restated Borrower and StrandCo being hereinafter, individually and collectively, unless the context otherwise requires, referred to as Borrower"), FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor by merger to Fleet Capital Corporation, a Connecticut corporation, formerly known as Shawmut Capital Corporation, a Connecticut corporation, successor in interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation ("Fleet"), GE BUSINESS CAPITAL CORPORATION, successor to Transamerica Business Capital Corporation, a Delaware corporation formerly known as Transamerica Business Credit Corporation ("GE"), THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT") (Fleet, GE and CIT are collectively referred to as "Lenders" or each individually a "Lender"), and Fleet, as collateral agent for Lenders ("Collateral Agent").

A. Existing Borrowers, Lenders and Collateral Agent have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of October 30, 2001 (as amended from time to time, the "Loan Agreement").

B. In connection with the execution of that certain Conversion Agreement (the "Conversion Agreement") as of July 3, 2005, by and among StrandCo and RettCo Steel, LLC, a Delaware limited liability company ("Processor"), MMI has formed StrandCo as a wholly-owned subsidiary.

C. The parties hereto desire to (1) add StrandCo as a co-borrower to the credit facility established by the Loan Agreement and (2) amend the Loan Agreement and the Other Agreements as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE 1.
Definitions

ARTICLE 1.1. Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE 2.
Amendments

ARTICLE 2.1. Amendment of Preamble of the Loan Agreement. Upon the satisfaction of the conditions set forth in Article III hereof, the preamble of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"THIS SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is made this 30th day of October, 2001, by and among MMI PRODUCTS, INC., a Delaware corporation ("MMI"), MMI MANAGEMENT SERVICES LP, a Delaware limited partnership ("Partnership"), MMI MANAGEMENT INC., a Delaware corporation ("Management") (MMI, Partnership and Management being hereinafter individually and collectively referred to as "Existing Borrower"), IVY STEEL & WIRE, INC., a Delaware corporation f/k/a Structural Reinforcement Products, Inc. ("SRP") (Existing Borrower and SRP being hereinafter individually and collectively, unless the context otherwise requires, referred to as "Restated Borrower"), MMI STRANDCO, LP, a Delaware limited partnership ("StrandCo") (Restated Borrower and StrandCo being hereinafter ]individually and collectively, unless the context otherwise requires, referred to as Borrower") FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor by merger to Fleet Capital Corporation, a Connecticut corporation, formerly known as Shawmut Capital Corporation, a Connecticut corporation, successor in interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation ("Fleet"), GE BUSINESS CAPITAL CORPORATION, successor to Transamerica Business Capital Corporation, a Delaware corporation formerly known as Transamerica Business Credit Corporation ("GE"), THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT") (Fleet, GE and CIT are collectively referred to as "Lenders" or each individually a "Lender"), and Fleet, as collateral agent for Lenders ("Collateral Agent")."

ARTICLE 2.2. Amendment of Section 1.1 of the Loan Agreement; Amendment of Definitions. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, the definitions of "Eligible Inventory," "Guarantor," "Guaranty Agreement," "Revolving Credit Notes," and "Stock Pledge Agreement" contained in Section 1.1 of the Loan Agreement are hereby deleted in their entirety and the following definitions substituted in lieu thereof:

Eligible Inventory - such Inventory of Borrower which Collateral Agent, in its reasonable credit judgment applied in accordance with its usual and customary practices to borrowing base credits generally, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory unless, in Collateral Agent's opinion, it (a) is finished goods or raw materials, (b) is in good and salable condition, (c) is not obsolete or unmerchantable, (d) meets all material standards imposed by any governmental agency or authority, (e) conforms in all material respects to the warranties and representations set forth in Section 6.1 hereof, (f) is at all times subject to Collateral Agent's duly perfected, first priority security interest and is not subject to any other Lien except a Permitted Lien, (g) is situated at a location in compliance with Section 4.7 hereof or is in transit between any such locations and (h) is not subject to any landlords, mortgagees, bailees or warehousemens Lien (unless such Lien has been waived in writing by the applicable landlord, mortgagee, bailee or warehouseman pursuant to a lien waiver in form and substance satisfactory to Collateral Agent in its sole discretion). Notwithstanding the foregoing, in no event shall Eligible Inventory include greater than $3,000,000 of Inventory deemed eligible under clause (h) above if such Inventory is also subject to the Conversion Agreement.

"Guarantor-individually and collectively, Parent, Partnership, Management, SRP, StrandCo, StrandCo GP, Strandco LP and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations."

"Guaranty Agreement-means (a) that certain Second Amended and Restated Unconditional Guaranty Agreement, dated as of the date hereof, executed by Parent in form and substance reasonably satisfactory to Lenders, (b) that certain Guaranty Agreement, dated as of the date hereof, executed by Partnership in form and substance reasonably satisfactory to Lenders, (c) that certain Guaranty Agreement, dated as of the date hereof, executed by Management in form and substance reasonably satisfactory to Lenders, (d) that certain Guaranty Agreement, dated as of December 30, 2002, executed by SRP in form and substance reasonably satisfactory to Lenders, (e) that certain Guaranty Agreement, dated as of August 10, 2005, executed by StrandCo in form and substance reasonably satisfactory to Lenders, (f) that certain Guaranty Agreement, dated as of August 10, 2005, executed by StrandCo GP in form and substance reasonably satisfactory to Lenders, (g) that certain Guaranty Agreement, dated as of August 10, 2005, executed by StrandCo LP in form and substance reasonably satisfactory to Lenders, and (h) any other guaranty agreement executed by a Guarantor in form and substance reasonably satisfactory to Lenders, as each of the same may be amended, supplemented or otherwise modified from time to time."

"Revolving Credit Notes - collectively (a) the Eleventh Amended and Restated Secured Promissory Note (Revolving), dated as of August 10, 2005, executed by Borrower in favor of Fleet, evidencing Borrower's indebtedness to Fleet for its Revolving Credit Percentage, (b) the Tenth Amended and Restated Secured Promissory Note (Revolving) dated as of August 10, 2005, executed by Borrower in favor of GE evidencing Borrower's indebtedness to GE for its Revolving Credit Percentage, and (c) the Second Amended and Restated Secured Promissory Note (Revolving) dated as of August 10, 2005, executed by Borrower in favor of CIT, evidencing Borrower's indebtedness to CIT for its Revolving Credit Percentage, each of which shall be in the form of Exhibit B attached hereto, as amended, renewed, modified, extended or restated from time to time."

"Stock Pledge Agreement-means collectively, (a) that certain Second Amended and Restated Stock Pledge Agreement, dated as of the date hereof, executed by Parent in favor of Collateral Agent by which Parent granted to Collateral Agent, for the benefit of Lenders, a first priority security interest in all of the issued and outstanding shares of capital stock of MMI, (b) that certain Amended and Restated Stock Pledge Agreement, dated as of December 30, 2002, executed by MMI in favor of Collateral Agent by which MMI granted to Collateral Agent, for the benefit of Lenders, a first priority security interest in all of the issued and outstanding shares of capital stock of each of Management and SRP, (c) that certain Second Amended and Restated Stock Pledge Agreement, dated as of August 10, 2005, executed by MMI in favor of Collateral Agent by which MMI granted to Collateral Agent, for the benefit of Lenders, a first priority security interest in all of the issued and outstanding shares of capital stock of each of Management, SRP, StrandCo GP and StrandCo LP, (d) that certain Stock Pledge Agreement, dated as of August 10, 2005, executed by StrandCo GP and StrandCo LP in favor of Collateral Agent by which StrandCo GP and StrandCo LP granted to Collateral Agent, for the benefit of Lenders, a first priority security interest in all of the issued and outstanding shares of capital stock of StrandCo and (e) any other stock pledge agreement executed by a Borrower or Guarantor in form and substance reasonably satisfactory to Lenders, as each of the same may have been or may be amended, supplemented or otherwise modified from time to time."

ARTICLE 2.3. Amendment of Section 1.1 of the Loan Agreement; Addition of New Definitions. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, the following definitions are hereby added to Section 1.1 of the Loan Agreement, to be placed in Section 1.1 in proper alphabetical order and to read as follows:

"'Conversion Agreement' - means that certain Conversion Agreement, dated as of July 3, 2005, by and between StrandCo and RettCo Steel, LLC, a Delaware limited liability company."

"'Fifth Amendment' - that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated as of August 10, 2005, by and among Borrower, Collateral Agent and Lenders."

"'StrandCo' - means MMI StrandCo, LP, a Delaware limited partnership."

"'StrandCo GP' - means MMI StrandCo GP, LLC, a Delaware limited liability company."

"'StrandCo LP' - means MMI StrandCo LP, LLC, a Delaware limited liability company."

ARTICLE 2.4. Amendment of Section 1.4 of the Loan Agreement. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, the first sentence of Section 1.4 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"All references to "Borrower" or "Borrowers" herein shall refer to and include each of MMI, Partnership, Management, SRP and StrandCo separately and all representations contained herein shall be deemed to be separately made by each of them, and each of the covenants, agreements and obligations set forth herein shall be deemed to be the joint and several covenants, agreements and obligations of them."

ARTICLE 2.5. Amendment of Section 2.11 and Addition of Section 2.12 to the Loan Agreement. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, the Loan Agreement is hereby amended by deleting Section 2.11 in its entirety and replacing it with Section 2.11 below and adding Section 2.12 below:

"2.11 Restated Borrower Obligations. Notwithstanding any other provision of the Notes or this Agreement to the contrary, it is hereby agreed that StrandCo is not assuming payment of the unpaid principal balance of the Obligations which were incurred by Restated Borrower prior to August 10, 2005, pursuant to the Loan Documents (the "Restated Borrower Obligations"). However the parties hereto agree and acknowledge that the preceding sentence shall not (A) limit any contingent liability of StrandCo for payment of any of the Restated Borrower Obligations which arises pursuant to the Guaranty Agreement executed on August 10, 2005, by StrandCo, or (B) limit the Liens in favor of Lender granted by StrandCo against the assets of StrandCo as a result of StrandCo becoming an additional named "Borrower", which Liens shall secure payment of all Obligations arising in connection with this Agreement, whether arising prior to the date hereof and accordingly covered by the provisions of such Guaranty Agreement or whether currently existing or hereafter arising. For purposes of determining on or after the date hereof which Obligations outstanding constitute Restated Borrower Obligations, all payments received by Lender from any Restated Borrower on account of the Obligations shall be deemed to be applied first in payment of the Restated Borrower Obligations until such time as the Restated Borrower Obligations shall have been reduced to zero, and thereafter to the other Obligations as hereinafter set forth and unless Borrower indicates to the contrary in writing to Collateral Agent, all payments received by Collateral Agent through the Dominion Account shall be deemed to be payments received by Collateral Agent from Restated Borrower.

2.12 Reallocation of Loans and Commitments. On the date of the Second Amendment, the "Revolving Credit Loans" held by each Existing Lender shall automatically, and without any action on the part of any Person, be deemed to be respectively Revolving Credit Loans under this Agreement, and each of the Lenders shall, by assignments from each Existing Lender (which assignments shall be deemed to occur automatically, and without the requirement for additional documentation, on the date of the Second Amendment), acquire a percentage equal to the Total Commitment Percentage of each Lender of the "Revolving Credit Loans" of each Existing Lender outstanding immediately prior to the date of the Second Amendment, and each of the Lenders shall, through the Collateral Agent, make such other adjustments among themselves as shall be necessary, so that after giving effect to such assignments and adjustments, the Lenders shall hold hereunder Revolving Credit Loans (including Revolving Credit Loans outstanding immediately prior to the date of the Second Amendment) in an amount not greater than such Lender's Revolving Credit Commitment."

ARTICLE 2.6. Amendment of Section 4.1 of the Loan Agreement. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, a new paragraph is added to the end of Section 4.1 as follows:

"As to Restated Borrower, the security interests granted by each Restated Borrower in the Collateral are given in renewal, extension and modification of the security interests previously granted to Collateral Agent by such Restated Borrower; such prior security interests are not extinguished hereby; and the ranking, perfection and priority of such prior security interests shall continue in full force and effect."

ARTICLE 2.7. Amendment of Section 8.1(A) of the Loan Agreement. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Section 8.1(A) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"(A) Organization and Qualification. Each of MMI, Management and SRP is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Partnership is a limited partnership duly organized and validly existing under the laws of the State of Delaware. StrandCo is a limited liability company duly organized and validly existing under the laws of the State of Delaware. Borrower has duly qualified and is authorized to do business and is in good standing as a foreign corporation or partnership in all states and jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary and where the failure to be so qualified could reasonably be expected to cause a Material Adverse Effect; and has not been known as or used any corporate, fictitious or trade names in the past seven (7) years, except as disclosed on Exhibit E attached hereto and made a part hereof."

ARTICLE 2.8. Amendment of Section 8.1(P) of the Loan Agreement. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Section 8.1(P) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"(P) Taxes. MMI's federal tax identification number is 74-1622891. Partnership's federal tax identification number is 76-0650511. Management's federal tax identification number is 33-0919811. SRP's federal tax identification number is 52-1719169. StrandCo's federal tax identification number is 71-0982363. StrandCo GP's federal tax identification number is 71-0982357 StrandCo LP's federal tax identification number is 71-0982361. Borrower and its Subsidiaries each has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees and other governmental charges that are due and payable, except and to the extent that such taxes, assessments, fees and other governmental charges are being actively contested in good faith by appropriate proceedings, Borrower maintains adequate reserves on its books therefor in accordance with GAAP and the nonpayment thereof will not result in a lien upon any Properties of Borrower other than a Permitted Lien. The provision for taxes on the books of Borrower and its Subsidiaries are adequate for all years not closed by applicable statutes, and for its current fiscal year."

ARTICLE 2.9. Amendment of Section 9.2(C) of the Loan Agreement. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, the reference to "$17,000,000" in Section 9.2(C) of the Loan Agreement is deleted and replaced with "$25,000,000".

ARTICLE 2.10. Amendment of Section 9.2(J) of the Loan Agreement. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Section 9.2(J) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"(J) Subsidiaries. Hereafter create or acquire any Subsidiary (other than SRP) or divest itself of any material assets by transferring them to any Subsidiary (including, without limitation, Management, the Partnership, SRP, StrandCo, StrandCo GP and/or StrandCo LP); provided, however that Borrower may transfer any assets to SRP upon the satisfaction, in Collateral Agent's sole determination, of the conditions set forth in Section 5.03 of the First Amendment."

ARTICLE 2.11. Amendment of Section 11.1(I) of the Loan Agreement. Effective upon satisfaction of the conditions set forth in Article III of this Amendment, Section 11.1(I) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"(I) Change of Ownership. (i) Parent shall cease to own and control, beneficially and of record, all of the issued and outstanding capital stock of Borrower, (ii) MMI shall cease to own and control, beneficially and of record, all of the issued and outstanding capital stock of each of Management, SRP, StrandCo GP and StrandCo LP, (iii) MMI or a wholly owned Subsidiary of MMI shall cease to be the general partner of Partnership, (iv) Management or another wholly owned Subsidiary of MMI shall cease to be the sole limited partner of Partnership, (v) StrandCo GP shall cease to be the sole general partner of StrandCo, (vi) StrandCo LP shall cease to be the sole limited partner of StrandCo, unless, with respect to clauses (ii), (iii), (iv), (v) or (vi), any of such are merged together or into MMI."

ARTICLE 2.12. Amendment of Section 13.10 of the Loan Agreement. Section 13.10 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"13.10. Notice. Except as otherwise expressly provided herein, all notices, requests and demands to or upon a party hereto shall be in writing, and shall be deemed to have been validly served, given or delivered (A) if sent by certified or registered mail against receipt, three (3) Business Days after deposit in the mail, postage prepaid, or, if earlier, when delivered against receipt, (B) if sent by telegraphic notice, when delivered to the telegraph company, or (C) if sent by any other method, upon actual delivery, in each case addressed as follows:

If to Collateral Agent:

Fleet Capital Corporation

TX1-492-22-13

901 Main Street, 22nd Floor

Dallas, Texas 75202

Attention: Loan Administration Manager

w/ a courtesy copy to:

Patton Boggs LLP

2001 Ross Avenue

Suite 3000

Dallas, Texas 75201

Attention: R. Jeffery Cole, Esq.

If to Borrower:

MMI Products, Inc.

MMI Management Services LP

Ivy Steel & Wire, Inc.

MMI StrandCo, LP

400 N. Sam Houston Pkwy., E., Suite 1200

Houston, Texas 77060

Attention: President

MMI Management Inc.

231-A Lathrop Way

Sacramento, California 95815

Attention: President

w/a courtesy copy to:

Weil, Gotshal & Manges LLP

100 Crescent Court, Suite 1300

Dallas, Texas 75201-6950

Attention: Michael A. Saslaw, Esq.

If to Lenders:

Fleet Capital Corporation

5950 Sherry Lane

Suite 300

Dallas, Texas 75225

Attention: Loan Administration Manager

Transamerica Business Capital Corporation

c/o GE Corporate Financial Services

335 Madison Avenue, 11th Floor

New York, NY 10017

Attention: Aparup Sen

The CIT Group/Business Credit, Inc.

5420 LBJ Freeway, Suite 200

Dallas, Texas 75240

Attention: Regional Credit Manager

Facsimile No.: (972) 455-1090

or to such other address as each party may designate for itself by like notice given in accordance with this Section 13.10; provided, however, that any notice, request or demand to or upon Collateral Agent pursuant to Section 2.4 and Section 3.4 shall not be effective until received by Collateral Agent."

ARTICLE 2.13. Amendment to Exhibits to the Loan Agreement. Upon the satisfaction of the conditions set forth in Article III hereof, each of Exhibits D, E, G,and P of the Loan Agreement is hereby supplemented or, as indicated, amended, by Annex I hereto.

ARTICLE 2.14. Amendment of other Loan Documents. Effective as of the date hereof, each of the Loan Documents (other than the Agreement) is hereby amended to include StrandCo as a "Borrower" and as a "Guarantor", and each of StrandCo GP and StrandCo LP as a "Guarantor", in each case as the context may require.

ARTICLE 3.
Conditions Precedent

ARTICLE 3.1. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders:

      Collateral Agent shall have received on behalf of the Lenders, each in form and substance satisfactory to Collateral Agent, in its sole discretion:

        this Amendment, duly executed by Borrowers;

        a Second Amended and Restated Revolving Credit Note payable to CIT in the amount of its portion of the Revolving Credit Commitment duly executed by each Borrower;

        an Eleventh Amended and Restated Revolving Credit Note payable to Fleet in the amount of its portion of the Revolving Credit Commitment duly executed by each Borrower;

        a Tenth Amended and Restated Revolving Credit Note payable to Transamerica in the amount of its portion of the Revolving Credit Commitment duly executed by each Borrower;

        a Guaranty Agreement, duly executed by StrandCo;

        a Guaranty Agreement, duly executed by StrandCo GP;

        a Guaranty Agreement, duly executed by StrandCo LP;

        a Security Agreement, duly executed by StrandCo GP and StrandCo LP;

        a Second Amended and Restated Stock Pledge Agreement, duly executed by MMI and pledging the capital stock of Management, SRP, StrandCo GP and StrandCo LP, and stock powers, executed in blank, as to each certificate evidencing capital stock in StrandCo GP and StrandCo LP owned by MMI;

        a Stock Pledge Agreement, duly executed by StrandCo GP and StrandCo LP and pledging the capital stock of StrandCo, and stock powers, executed in blank, as to each certificate evidencing capital stock in StrandCo owned by StrandCo GP and StrandCo LP;

        a General Certificate of each Borrower and Guarantor, (A) (i) in the case of StrandCo, StrandCo GP and StrandCo LP, attaching a copy of such entity's constituent organizational documents and (ii) in the case of any other Borrower and Guarantor, attaching a copy of any amendments to such Borrower's or Guarantor's, as applicable, constituent organizational documents, (B) acknowledging that such Borrower's or Guarantor's, as applicable, Board of Directors (or analogous entity) has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such Borrower or Guarantor, as applicable, of this Amendment and all Other Agreements to which such Borrower or Guarantor, as applicable, is or is to be a party, and (C) providing the names of the officers of such Borrower authorized to sign this Amendment and each of the Other Agreements to which such Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

        an Officer's Closing Certificate, executed by each Borrower, certifying that (a) the representations and warranties contained in the Loan Agreement and the Fourth Amendment are true and correct in all material respects on and as of the date hereof, (b) all conditions contained in the Loan Agreement required to be satisfied on or before the date of the Fourth Amendment have been complied with and presently are being complied with, and (c) no Default or Event of Default is currently in existence;

        the favorable, written opinion of Weil Gotshal & Manges LLP, counsel to each Borrower and each Guarantor, regarding each Borrower, each Guarantor, this Amendment and certain other Loan Documents, which opinion shall be acceptable to counsel to Collateral Agent;

        with respect to StrandCo, StrandCo GP and StrandCo LP, a copy of applicable certificates of existence, good standing and/or authority to transact business issued by the appropriate governmental official in the state in which each of StrandCo, StrandCo GP, and StrandCo LP was incorporated and in each other state in which each of StrandCo, StrandCo GP, and StrandCo LP is required to be qualified;

        UCC-1 Financing Statements, duly authorized by StrandCo, StrandCo GP, and StrandCo LP, covering all of the Property of StrandCo, StrandCo GP, and StrandCo LP, in form for filing in each appropriate jurisdiction;

        a true, correct and complete copy of the Conversion Agreement, and a certificate of the proper officers of Borrower certifying that the documents attached to that certificate constitute a true, correct, and complete copy of such documents and that all conditions precedent to the Conversion Agreement have been met or waived, and that the Conversion Agreement has been consummated;

        a Collateral Assignment of Conversion Agreement, duly executed by StrandCo pursuant to which StrandCo shall collaterally assign its rights under the Conversion Agreement;

        a consent, ratification and release executed by Guarantors, in form and substance satisfactory to Collateral Agent; and

        such additional documents, instruments and information as Collateral Agent, Lenders or their legal counsel may request.

      The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

      No Default or Event of Default shall have occurred and be continuing, unless such Event of Default has been specifically waived in writing by Lenders.

      All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Collateral Agent, Lenders and their legal counsel.

ARTICLE 4.
No Waiver

ARTICLE 4.1. Nothing contained herein shall be construed as a waiver by Collateral Agent or Lenders of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument among Borrowers, Collateral Agent and/or Lenders, and the failure of Collateral Agent or Lenders at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, affect or diminish any right of Collateral Agent or Lenders to thereafter demand strict compliance therewith. Collateral Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument among Borrowers, Collateral Agent and Lenders.

ARTICLE 5.
Ratifications, Representations and Warranties

ARTICLE 5.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrowers, Collateral Agent and Lenders agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE 5.2. Representations and Warranties. Each Borrower hereby represents and warrants to Collateral Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Certificate of Incorporation or Bylaws of such Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Collateral Agent and Lenders; (d) such Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; (e) no Existing Borrower has amended its Certificate Incorporation or its Bylaws since the date of the execution of the Loan Agreement; and (f) none of StrandCo, StrandCo GP, or StrandCo LP currently own any Intellectual Property.

ARTICLE 5.3. Intellectual Property Security Agreement. In addition to any covenants and agreements contained in the Loan Agreement, if StrandCo, StrandCo GP, or StrandCo LP shall ever acquire or otherwise become the owner of Intellectual Property, each of StrandCo, StrandCo GP, or StrandCo LP agrees to thereafter promptly execute and deliver to Collateral Agent, in form and substance satisfactory to Collateral Agent, such Intellectual Property security agreements necessary or desirable, in the credit judgment of Collateral Agent, in connection with the grant by StrandCo, StrandCo GP, and StrandCo LP to Collateral Agent, for the benefit of Lenders, of a perfected first priority Lien in all Intellectual Property of StrandCo, StrandCo GP, and StrandCo LP (exclusive of any Intellectual Property of StrandCo, StrandCo GP, or StrandCo LP which is registered under the laws of a country other than the United States).

ARTICLE 6.
Miscellaneous Provisions

ARTICLE 6.1. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Collateral Agent or Lenders or any closing shall affect the representations and warranties or the right of Collateral Agent or Lenders to rely upon them.

ARTICLE 6.2. Reference to Loan Agreement. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

ARTICLE 6.3. Expenses of Collateral Agent and Lenders. As provided in the Loan Agreement, each Borrower agrees to pay on demand all costs and expenses incurred by Collateral Agent and Lenders in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel, and all costs and expenses incurred by Collateral Agent and Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel.

ARTICLE 6.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

ARTICLE 6.5. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Collateral Agent, Lenders and Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Collateral Agent.

ARTICLE 6.6. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

ARTICLE 6.7. Effect of Waiver. No consent or waiver, express or implied, by Collateral Agent or Lenders to or for any breach of or deviation from any covenant or condition by Borrowers shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

ARTICLE 6.8. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

ARTICLE 6.9. Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

ARTICLE 6.10. Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM COLLATERAL AGENT OR LENDERS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT AND/OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

ARTICLE 6.11. Final Agreement. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWERS AND MAJORITY LENDERS.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed on the date first above-written, to be effective upon satisfaction of the conditions set forth herein.

BORROWERS:

MMI PRODUCTS, INC.

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Secretary and Treasurer

MMI MANAGEMENT SERVICES LP
By: MMI PRODUCTS, INC.,
its General Partner

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Secretary and Treasurer

MMI MANAGEMENT INC.

By: /s/ David Kelly
Name: David Kelly
Title: President

IVY STEEL & WIRE, INC.

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Secretary and Treasurer

MMI STRANDCO, LP

By: MMI STRANDCO GP, LLC,
its General Partner

By: MMI PRODUCTS, INC.,
its General Partner

By: /s/ Mike Robertson
Name: Mike Robertson
Title: Secretary

LENDERS:

FLEET CAPITAL CORPORATION

By: /s/ Hance VanBeber
Name: Hance VanBeber
Title: Senior Vice President

TRANSAMERICA BUSINESS
CAPITAL CORPORATION

By: /s/ Edward N. Parkes IV
Name: Edward N. Parkes IV
Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.

By: /s/ Kirk Wolverton
Name: Kirk Wolverton
Title: Vice President

COLLATERAL AGENT:

FLEET CAPITAL CORPORATION

By: /s/ Hance VanBeber
Name: Hance VanBeber
Title: Senior Vice President

CONSENT, RATIFICATION AND RELEASE

Each of the undersigned, hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of its guaranty agreement, and acknowledges that its guaranty agreement is in full force and effect, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document, that its consent is not required to the effectiveness of the within and foregoing document, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any of the Other Agreements. EACH OF THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

GUARANTORS:

MERCHANTS METALS HOLDING COMPANY

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Secretary and Treasurer

MMI MANAGEMENT SERVICES LP
By: MMI PRODUCTS, INC.,
its General Partner

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Secretary and Treasurer

MMI MANAGEMENT INC.

By: /s/ David Kelly
Name: David Kelly
Title: President

IVY STEEL & WIRE, INC.

By: /s/ Tammy R. Hinkle
Name: Tammy R. Hinkle
Title: Secretary and Treasurer